UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009 (October 20, 2009)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10880 Wilshire Blvd., Suite 950 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (310) 312-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

INNOVATIVE CARD TECHNOLOGIES, INC.

Item 4.01             Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Innovative Card Technologies, Inc., a Delaware corporation (the “Company”), has engaged RBSM, LLP (“RBSM”) as its principal independent registered public accounting firm effective October 20, 2009.  Concurrent with this appointment, the Company dismissed SingerLewak (“Singer”), as the Company’s registered independent public accountant effective October 21, 2009.  The decision to change its principal independent registered public accounting firm has been approved by the Company’s Audit Committee and the board of directors.

The reports of Singer on Company’s financial statements for the years ended December 31, 2008 and 2007 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to the Company’s ability to continue as a going concern as described therein.   There were no disagreements with Singer, for the last two fiscal years or the interim through the date of the dismissal on October 21, 2009, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Singer, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In connection with the audits of the Company’s financial statements for the years ended December 31, 2008 and 2007, Singer issued letters communicating certain material weaknesses in the Company’s internal control over financial reporting which we disclosed in the 2007 10-KSB/A under Item 8A – Controls and Procedures, which was filed on June 18, 2008, and in 2008 10-K under Item 9A.

During the two most recent fiscal years and the interim period through October 20, 2009, neither the Company nor anyone on its behalf consulted RBSM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K

The Company has provided Singer with a copy of the disclosures it is making in response to this Item 4.01 prior to the day that this Current Report on Form 8-K is being filed with the United States Securities and Exchange Commission (“SEC”). The Company requested that Singer furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree.   A letter from Singer, dated October 26, 2009, stating its agreement with such statement is attached as Exhibit 16.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter from SingerLewak regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVATIVE CARD TECHNOLOGIES, INC.

Date: October 26, 2009	By:	/s/ Richard Nathan
Richard Nathan
Chief Executive Officer